Summary Prospectus May 1, 2026, as supplemented August 14, 2026
Voya Global Equity Insights Portfolio (formerly, VY® Morgan Stanley Global Franchise Portfolio)

Class/Ticker: ADV/IGFAX; R6/VPRDX; S/IVGTX; S2/IGFSX
Before you invest, you may want to review the portfolio's Prospectus, which contains more information about the portfolio and its risks. For free paper or electronic copies of the Prospectus and other portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-366-0066; or ask your salesperson, financial intermediary, or retirement plan administrator. The portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2026, as supplemented, and the audited financial statements that are included in the portfolio’s shareholder report dated December 31, 2025 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Portfolio seeks long-term capital appreciation.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Investment Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	R6	S	S2
Management Fees	%	0.88	0.88	0.88	0.88
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.49	0.89	1.14	1.29
Waivers and Reimbursements	%	None	None	None	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.49	0.89	1.14	1.29
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Expense information has been restated to reflect current contractual rates.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the time periods indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$152	472	815	1,783
R6	$91	285	495	1,100
S	$116	362	628	1,386
S2	$131	409	708	1,556

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. and foreign (non-U.S.) companies and normally will invest in at least three countries.
For purposes of this 80% policy, equity securities include, without limitation, common stock, preferred stock, convertible securities, depositary receipts, participatory notes and other structured notes, real estate-related securities (including real estate investment trusts (“REITs”)), trust or partnership interests, rights and warrants to buy common stock, privately placed securities, and initial public offerings (“IPOs”).
The Portfolio is not required to allocate any set percentage of its investments in any particular country and can invest, without limit, in foreign (non-U.S.) securities of any country, including countries with developing or emerging markets. Countries with developing and emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of western Europe. The Portfolio may, from time to time, emphasize investments in developed markets. While the Portfolio does not limit its investments to companies in a particular market capitalization range, it generally focuses its investments in mid- and large-capitalization companies, though it may also selectively invest in small-capitalization companies.
Foreign (non-U.S.) companies include, but are not limited to, companies: (i) organized under the laws of a foreign (non-U.S.) country; (ii) that have a substantial portion of their operations or assets abroad; (iii) that derive a substantial portion of their revenue or profits from businesses, investments, or sales outside of the U.S.; or (iv) whose securities trade primarily on foreign (non-U.S.) securities exchanges, or in the foreign (non-U.S.) over-the-counter (“OTC”) market. The Portfolio also may purchase American Depository Shares as part of American Depository Receipt issuances by foreign (non-U.S.) companies.
The Portfolio is non-diversified, which means that it may invest a significant portion of its assets in a single issuer, subject to the Portfolio’s fundamental investment restrictions.
In selecting securities for the Portfolio, the sub-adviser (the “Sub-Adviser”) looks primarily for U.S. and foreign (non-U.S.) companies that the Sub-Adviser believes can outperform the broader market, including those with growth, core, and value characteristics. The Sub-Adviser uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part. The Sub-Adviser aims to exploit market inefficiencies via an investment process that seeks to identify unrecognized change at the individual stock level and allows the team flexibility to pivot across style and market capitalization. The investment process combines active, bottom-up stock selection, within a macroeconomic and thematic framework. The investment process begins with a two-part idea generation process, seeking to discover stocks that demonstrate unrecognized change, often via unrecognized themes, unrecognized patterns, and unrecognized mispositioning. In employing this investment process, the Sub-Adviser first determines the focus area by utilizing key components, including a dashboard, mosaic/ecosystem, and recurring patterns. The Sub-Adviser then generates a list of potential investment options by identifying stocks within the focus area and leverages the Sub-Adviser’s broader investment platform. Stocks that are deemed attractive as a result of this first stage of the investment process are researched further via traditional analysis, including, but not limited to, industry and product analysis, financial modeling, top-down analysis, and interdisciplinary analogies. Through this strategy, the Sub-Adviser can consider investment opportunities across a universe of thousands of equities in developed and developing and emerging markets.
The Sub-Adviser’s portfolio construction process blends alpha and risk expectations with active bottom-up stock selection to drive results. The Sub-Adviser seeks to implement a nimble, creative approach to its fundamental and valuation analysis to create stock price targets. Individual stock price targets are developed for base, upside, and downside cases and a risk-reward analysis is constructed with an expected target range. The buy and sell discipline is an active component of the investment process, and individual stock price targets are frequently adjusted as fundamentals change. Before the final stocks are chosen for the portfolio, the team actively incorporates a risk management tool that seeks to act as a guardrail to limit the potential impact of factor tail risks on stocks identified through the bottom-up stock selection process. The final portfolio typically holds 50 to 75 stocks resulting in a high conviction portfolio of active, off-consensus stocks relative to the MSCI All Country World Index.
Summary Prospectus
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The Portfolio’s investments will vary over time based upon the Sub-Adviser’s evaluation of economic and market trends. As such, the investment portfolio might not always include all types of investments described in this Prospectus, and the Sub-Adviser may increase or decrease the relative emphasis of the Portfolio’s investments in a particular industry. The Sub-Adviser attempts to reduce risks by, among other things, researching investments and diversifying the Portfolio’s investment portfolio.
In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of a company. Among the factors considered, the Sub-Adviser typically expects to take into account environmental, social, and governance (“ESG”) factors. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of a company’s ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in a company, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser has a medium-to-long-term investment horizon of typically six months to five years. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may also invest in other equity instruments, including, but not limited to, the following: preferred stocks, warrants, and securities convertible into common stocks. In addition, the Portfolio may invest in derivative instruments, including, but not limited to, the following: forward contracts, futures, forward foreign currency exchange contracts, and put and call options. The Portfolio may use derivative instruments for a number of reasons, including, but not limited to, the following: to increase or decrease exposure to certain markets or risk, to seek to increase investment return, or for hedging purposes. The Portfolio can also buy debt instruments, but under normal market conditions, does not intend to invest more than 5% of its total assets in such instruments.
The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments or causing the Portfolio to sell investments at disadvantageous times.
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Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
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Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, when available, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market
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interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. In the case of inverse debt instruments, the interest rate paid by the debt instruments is a floating rate, which will generally decrease when the market rate of interest to which the inverse debt instruments are indexed increases and will increase when the market rate of interest to which the inverse debt instruments are indexed decreases. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Issuer Non-Diversification: A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. In addition, this increases the risk that a change in the value of any one investment held by a portfolio could affect the overall value of a portfolio more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, a portfolio’s value will likely be more volatile than the value of a more diversified fund.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts
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of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Military action by Russia in Ukraine, the prolonged conflict between Hamas and Israel, the Iranian conflict that commenced in February 2026, and political upheaval in Venezuela have resulted, and may continue to result, in sanctions, market disruptions, declines in regional and global stock markets, unusual volatility in global commodity markets, and disruptions to energy production or transportation, including through key shipping routes, any of which could adversely affect the value of the Portfolio's investments, including beyond the Portfolio's direct exposure to issuers in the affected regions. The escalation or expansion of hostilities including the involvement of additional nations, could introduce further uncertainty and volatility in global energy, commodity, and financial markets. The extent and duration of these conflicts, related sanctions, and resulting market disruptions are impossible to predict but could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers. Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of Portfolio holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Over-the-Counter Investments: OTC investment purchases, including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result, have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and, as such, may expose the Portfolio to counterparty risk.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
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Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Small-Capitalization Company: Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, small size, limited markets and financial resources, narrow product lines, less management depth and more reliance on key personnel. The securities of small-capitalization companies are subject to liquidity risk as they are often traded over-the-counter and may not be traded in volumes typically seen on national securities exchanges.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Portfolio for the same period. In 2024, the Investment Adviser changed the Portfolio’s primary benchmark from
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the MSCI World IndexSM to the MSCI All Country World Index (“MSCI ACWI”) in accordance with changes to regulatory disclosure requirements. The Portfolio continues to use the MSCI World IndexSM as an additional benchmark that the Investment Adviser believes more closely reflects the Portfolio’s principal investment strategies. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class R6 shares performance shown for the period prior to its inception date is the performance of Class S shares without adjustment for any differences in expenses between the two classes. If adjusted for such differences, returns would be different.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
The Portfolio’s performance prior to August 14, 2026 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Portfolio’s current sub-adviser and principal investment strategies had been in place for the prior periods, the performance information shown would have been different.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	15.85%
Worst quarter:	1st Quarter 2020	-13.20%
Average Annual Total Returns %
(for the periods ended December 31, 2025)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	-0.20	4.44	8.83	N/A	12/29/2006
MSCI ACWI[1]	%	22.34	11.19	11.72	N/A
MSCI World IndexSM[1]	%	21.09	12.15	12.17	N/A
Class R6%		0.33	5.06	9.47	N/A	5/3/2016
MSCI ACWI[1]	%	22.34	11.19	11.72	N/A
MSCI World IndexSM[1]	%	21.09	12.15	12.17	N/A
Class S	%	0.10	4.80	9.21	N/A	5/1/2002
MSCI ACWI[1]	%	22.34	11.19	11.72	N/A
MSCI World IndexSM[1]	%	21.09	12.15	12.17	N/A
Class S2%		0.02	4.66	9.05	N/A	9/9/2002
MSCI ACWI[1]	%	22.34	11.19	11.72	N/A
MSCI World IndexSM[1]	%	21.09	12.15	12.17	N/A
1
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
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Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Joseph Kim, CFA Portfolio Manager (since 8/2026)	Mark Phanitsiri, CFA Portfolio Manager (since 8/2026)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Summary Prospectus
SPRO-27960500 (0826-081426)